AMENDMENT NO. 1
                                       to
                                Credit Agreement

     Amendment No. 1, dated November 21, 1997, (the "Amendment") to Credit Agreement, dated June 16, 1997, (the "Agreement") by and between CHEMICAL LEAMAN CORPORATION, a Pennsylvania corporation ("CLC") and CORESTATES BANK, N.A., a national banking association ("CoreStates Bank", "CoreStates" or the "Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                              Preliminary Statement

     WHEREAS, CLC has requested that CoreStates Bank temporally reduce the Minimum Tangible Net Worth covenant as set forth in ss.7.1 of the Agreement.

     WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Section 7.1 of the Agreement. Clause (i) of Section 7.1 is hereby amended and restated to read as follows: "(i) $14,000,000 through September 30, 1998, and $15,000,000 from and after October 1, 1998,".

     2. Representations and Warranties. CLC hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     3. Covenants. CLC hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement, including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

     4. Affirmation. CLC hereby affirms its absolute and unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     5. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                            CHEMICAL LEAMAN CORPORATION


                                            By: /s/ David M. Boucher
                                                -------------------------------
                                                David M. Boucher
                                                Senior Vice President and
                                                Chief Financial Officer



                                            CORESTATES BANK, N.A.


                                            By: /s/ David D'Antonio
                                                -------------------------------
                                                David D'Antonio
                                                Senior Vice President

                                 AMENDMENT NO. 2
                                       to
                                Credit Agreement

     Amendment No. 2, dated March 20, 1998, (the "Amendment") to Credit Agreement, dated June 16, 1997 as amended subsequent thereto, (the "Agreement") by and between CHEMICAL LEAMAN CORPORATION, a Pennsylvania corporation ("CLC") and CORESTATES BANK, N.A., a national banking association ("CoreStates Bank", "CoreStates" or the "Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

                              Preliminary Statement

     WHEREAS, CLC has requested that CoreStates Bank temporarily reduce the Minimum Tangible Net Worth covenant as set forth in ss.7.1 of the Agreement.

     WHEREAS, CoreStates Bank is willing to agree to such request on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     7. Section 2.1(a) of the Agreement. Section 2.1(a) is hereby amended to add the following immediately before the last sentence thereof as it currently exists:

     "No extension shall be deemed made or effective, however, unless and until the maturities of all subordinated indebtedness as contemplated by Section
     7.4 hereof shall have been extended or otherwise modified such that said maturities do not occur until at least one year following the extended maturity date of the Note."

     8. Section 7.1 of the Agreement. Clause (i) of Section 7.1 is hereby amended and restated to be "(i) $7,000,000 on or before January 1, 1999, and $9,000,000 from and after January 2, 1999," and the Bank hereby waives any non-compliance by CLC with Section 7.1 as it existed prior to this Amendment.

     9. Section 7.4 of the Agreement. A new Section 7.4 shall be and is hereby added to the Agreement and shall be as follows:

     "7.4 Debt to Tangible Net Worth plus Sub-Debt. From and after January 2, 1999, the ratio of (a) Debt (including Debt represented by the Note and all Sub-Debt) to (b) the sum of Tangible Net Worth and Sub-Debt, will not at any time exceed 5.00:1. For purposes of this Section 7.4, the term "Sub-Debt" shall mean indebtedness which is specifically subordinated to the Note and all other Obligations of CLC to the Bank on terms and conditions satisfactory to the Bank and which does not mature in whole or in part until at least one year following the maturity of the Note."

     10. Representations and Warranties. CLC hereby restates the representations and warranties made in the Agreement as amended hereby, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

     11. Covenants. CLC hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement as amended hereby, including but not limited to Articles 5, 6 and 7 thereof, on and as of the date hereof.

     12. Affirmation. CLC hereby affirms its absolute and unconditional promise to pay to CoreStates Bank the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

     13. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

     14. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                            CHEMICAL LEAMAN CORPORATION


                                             By: /s/ David M. Boucher
                                                 ------------------------------
                                                 David M. Boucher
                                                 Senior Vice President and
                                                 Chief Financial Officer



                                             CORESTATES BANK, N.A.


                                             By: /s/ Christos Kytzidis
                                                 ------------------------------
                                                 Christos Kytzidis
                                                 Commercial Officer